New York Community Bancorp, Inc.

Measure the *difference.*

Invest in the **strength.**

First Quarter 2003
Investor Presentation

Forward-looking Statements and Risk Factors

This presentation contains certain forward-looking statements with regard to the Company's prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words "plan," "believe," "expect," "intend," "anticipate," "estimate," "project," or other similar expressions. The Company's ability to predict results or the actual effects of its plans and strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, legislation, and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services and loan, deposit, or investment products in the Company's local markets; changes in local real estate values; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing, and services.

Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company's SEC filings, which are available at the Company's web site, www.myNYCB.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Measure the *difference.*

- Industry data – SNL DataSource
- NYCB data – Company reports
- NYCB 2000 and 2001 data based on core earnings. Please see footnote 1 in the Appendix on page 28.
- The graphs and tables on pages 4, 5, 6, 8, 16, and 25 of this presentation reflect the Company's cash or core earnings for certain periods. Please see the footnotes on pages 28 and 29 for a reconciliation of the Company's GAAP, cash, and core earnings for the periods indicated.

Measure the Difference: Performance

*NYCB has been ranked the nation's top-performing large thrift for the past 5 years.**

Ranking Criteria	2002 Industry Average**	2002 NYCB GAAP	2002 NYCB Cash(2)	3 Mos. 2003 NYCB GAAP	3 Mos. 2003 NYCB Cash(2)
ROA	0.87 %	2.29 %	2.59 %	2.24 %	2.40 %
ROE	9.07	19.95	22.60	20.22	21.69
Efficiency ratio	62.67	25.32	25.50	25.19	23.92
NPAs/Total assets	0.70	0.15	0.15	0.12	0.12
NCOs/Average loans	0.19	0.00	0.00	0.00	0.00

* May 2003 *ThriftINVESTOR*
** SNL DataSource

NYB LISTED NYSE

Measure the Performance: ROA

NYCB's 2002 ROA exceeded the industry average by 142 basis points.


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1998
1999
2000 (3)
2001 (3)
2002
1Q 03

	1998	1999	2000 (3)	2001 (3)	2002	1Q 03
U.S. Thrifts	0.89%	0.83%	0.71%	0.69%	0.87%	N/A
NYCB	1.62%	1.69%	1.56%	1.65%	2.29%	2.24%

Measure the Performance: ROE

NYCB's 2002 ROE exceeded the industry average by 1,088 basis points.



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	1998	1999	2000	2001	2002	1Q 03
U.S. Thrifts	7.92%	7.72%	7.40%	7.89%	9.07%	N/A
NYCB	17.32%	22.99%	19.40%[4]	18.30%[4]	19.95%	20.22%

NYB LISTED NYSE

Measure the Performance: Net Interest Margin

NYCB's margin has consistently exceeded the industry average.



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	1998	1999	2000	2001	2002	1Q 03
U.S. Thrifts	3.42%	3.40%	3.28%	3.19%	3.39%	N/A
NYCB	4.24%	3.79%	3.33%	3.59%	4.31%	4.17%

Measure the Performance: Efficiency Ratio

NYCB consistently ranks among the nation's most efficient thrifts.



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

	1998	1999	2000	2001	2002	1Q 03
U.S. Thrifts	59.84%	63.13%	65.72%	66.42%	62.67%	N/A
NYCB	36.51%	29.95%	30.20%[5]	35.03%[5]	25.32%	25.19%

Measure the Quality: NPAs/Total Assets

Exceptional asset quality has been a hallmark of NYCB throughout its public life.


0.80%
0.60%
0.40%
0.20%
0.00%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
3/31/03

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	3/31/03
U.S. Thrifts	0.64%	0.52%	0.53%	0.67%	0.71%	N/A
NYCB	0.38%	0.17%	0.19%	0.19%	0.15%	0.12%

NYB LISTED NYSE

Measure the Quality: NPLs/Total Loans

NYCB's asset quality reflects the strong performance of its multi-family loans.


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	3/31/03
U.S. Thrifts	0.76%	0.62%	0.61%	0.81%	0.83%	N/A
NYCB	0.41%	0.19%	0.25%	0.32%	0.30%	0.26%

Measure the Quality: NCOs/Average Loans

The absence of any net charge-offs attests to NYCB's underwriting standards.


0.20%
0.15%
0.10%
0.05%
0.00%
1998
1999
2000
2001
2002
1Q 03

	1998	1999	2000	2001	2002	1Q 03
U.S. Thrifts	0.14%	0.14%	0.14%	0.18%	0.19%	N/A
NYCB	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Invest in the **strength.**

Strength: Industry Leader

NYCB's performance and returns on investment have earned national recognition.

#1	Top-performing Large Thrift in the U.S. (for the 5th consecutive year)	*ThriftINVESTOR* May 2003
#1	Best-performing Company – Total Returns (Savings & Loans)	*The Wall Street Journal* March 10, 2003
#4	Most Efficient Bank Holding Company Among the Largest 500	*American Banker* December 13, 2002
#20	Best-performing Company in the Standard & Poor's MidCap 400 Index	*BusinessWeek* Spring 2003

Strength: Market Leader

NYCB is a leading lender, depository, and producer of revenues.

- The leading producer of multi-family loans for portfolio in New York City
- The second largest thrift depository in Queens and Staten Island*
- The fifth largest thrift depository in New York City*
- The leading supermarket banking franchise in the metro New York region*
- Ranked within the top 3% of US thrifts generating income from investment product sales**

MARKET LEADER

* SNL DataSource

** *Singer's Annuity and Funds Report*

Measure the Strength: Balance Sheet

The balance sheet has benefited from M&A, restructuring, and leveraged growth.

	3/31/03	12/31/02	Improvement Since 12/31/01
Total assets	$12.0 bn	$11.3 bn	⬆ 23%
Multi-family loans	$4.8 bn	$4.5 bn	38%
Mortgage originations	$771.1 mn	$2.6 bn	123%
Core deposits	$3.4 bn	$3.3 bn	9%
Stockholders' equity	$1.3 bn	$1.3 bn	35%
Tangible stockholders' equity	$674.0 mn	$647.5 mn	108%
1-4 family loans	$232.6 mn	$265.7 mn	⬇ 80%
NPAs / Total assets	0.12%	0.15%	4 bp

Measure the Strength: Earnings

NYCB's 1Q 2003 earnings rose 45% year-over-year.

	1Q 2003	Y-O-Y Improvement	2002	Y-O-Y Improvement
Diluted EPS	$0.66	⬆ 40%	$2.22	⬆ 64%*(1)
Net interest income	$108.3 mn	30%	$373.3 mn	81%
Other operating income	$26.4 mn	34%	$101.8 mn	12%
ROA	2.24%	24 bp	2.29%	64 bp*(3)
Spread	4.03%	3 bp	4.12%	74 bp
Margin	4.17%	1 bp	4.31%	72 bp
Efficiency ratio	25.19%	⬇ 754 bp	25.32%	⬇ 971 bp*(5)

* As compared to 2001 core measures.

Strength: Multi-family Market Niche

NYCB is the #1 multi-family lender for portfolio in NYC.



$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
(dollars in millions)

	1998	1999	2000	2001	2002	1Q 03
All Other Mortgage Originations	$42.4	$73.4	$74.3	$358.8	$500.8	$115.8
Multi-family Loan Originations	$409.8	$603.4	$541.7	$791.3	$2,059.3	$655.4

NYB
LISTED
NYSE

Strength: Multi-family Lending Strategy

The strength of NYCB's performance reflects its emphasis on multi-family lending.

- Rent-controlled / Rent-stabilized buildings
- 5-year fixed / 5-year adjustable term
- Average term to maturity: 4 years
- Average loan: $2.0 million
- Average LTV ratio: 58%
- Stabilized cash flow
- Pre-payment penalties: 5-4-3-2-1 points
- No net charge-offs since 1987

A PROFITABLE, EFFICIENT, & RISK-AVERSE LOAN PORTFOLIO

Strength: Risk-averse Loan Portfolio

The structure of NYCB's loan portfolio provides insulation against credit risk.

(dollars in millions)



$1,946
$324
$1,267
12/31/00
$60
$40
$3,255
$562
$1,318
12/31/01
$152
$117
$4,494
$533
$266
$117
$79
12/31/02
$4,776
$535
$233
$119
$73
3/31/03

	12/31/00	12/31/01	12/31/02	3/31/03
Total Loans	**$3,636***	**$5,405****	**$5,489*****	**$5,736**
Average Yield	**7.97%**	**7.71%**	**7.49%**	**7.56%**

Multi-family
Commercial real estate
1-4 family
Construction
Other

* Includes loans acquired in the Haven transaction.
** Includes loans acquired in the Richmond County transaction.
*** Reflects the securitization of 1-4 family loans totaling $572.5 million in 2Q 2002.

Strength: Deposit Mix

Core deposits have grown steadily over the past four years.

(dollars in millions)


12/31/00
$1,383
$1,874
12/31/01
$3,043
$2,408
12/31/02
$3,307
$1,949
3/31/03
$3,370
$1,812
Core deposits
CDs

	12/31/00	12/31/01	12/31/02	3/31/03
Core/Total Deposits	42.5%	55.8%	62.9%	65.0%
Total Deposits	$3.3 Bn*	$5.5 Bn**	$5.3 Bn***	$5.2 Bn
Average Cost	4.14%	3.41%	1.83%	1.44%

* Includes deposits acquired in the Haven transaction.
** Includes deposits acquired in the Richmond County transaction.
*** Reflects the divestiture of 14 in-store branches.

Strength: Interest Rate Risk Management

NYCB's margin has provided a cushion against interest rate volatility.


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
03/31/03
5-year U.S. Treasury yield
Range: 2.74% - 6.34%
3-month LIBOR
Range: 1.28% - 6.40%
NYCB net interest margin
Range: 3.33% - 4.31%

4.24%	3.79%	3.33%	3.59%	4.31%	4.17%	NYCB NIM

Strength: Efficiency

The consistent efficiency of NYCB's operations stems from several sources.

- Emphasis on multi-family lending
- Franchise expansion through M & A
- De novo branch expansion at turn-key locations
- Hub & spoke approach to in-store branching
- Profitable conduit relationships
- Sale of third-party products

EFFICIENCY

Strength: Revenue Generation

Other operating income represented 20% of 1Q 2003 revenues.

(dollars in millions)



Other operating income
Net interest income
$2.6
$68.5
1998
Total Revenues $71.1
$2.5
$68.9
1999
Total Revenues $71.4
$21.6
$73.1
2000
Total Revenues $94.7
$90.6
$205.8
2001
Total Revenues $296.4
$101.8
$373.3
2002
Total Revenues $475.1
$26.4
$108.3
1Q 03
Total Revenues $134.7

Strength: Capital Management

NYCB actively manages its capital.

- 8 stock splits in 9 years, including a 4-for-3 split declared on 4/22/03
- 4.3 million shares repurchased in 2002; 1.1 million in 1Q 03
- 56-fold increase in quarterly cash dividend, including a 40% increase in 2003 to date
- $147.5 million, net, generated in 2Q 02 secondary offering
- $267 million, net, generated in 4Q 02 offering of BONUSES[SM] Units

CAPITAL MANAGEMENT STRATEGIES

Strength: Earnings Capacity

NYCB projects 20% - 24% diluted EPS growth in 2003.

Diluted GAAP EPS*



$2.67-2.75
$2.22
$1.35(1)
$0.82(1)
$0.74
$0.60
CAGR: 35.20%
1998
1999
2000
2001
2002
2003
Company Estimates

Diluted Cash EPS*(6)



$2.52
$1.91
$1.33
$1.04
$0.96
1998
1999
2000
2001
2002

* Diluted GAAP and Cash EPS have *not* been adjusted to reflect the 4-for-3 stock split scheduled to take place at the close of business on 5/21/03.

Strength: 2003 Projections

Several factors are currently expected to support diluted EPS growth in 2003.

- ~ 15% asset growth
- ~ 20% net multi-family loan growth
- ↑ net interest income
- ↑ other operating income
- No loan loss provisions
- < 30% efficiency ratio
- ~ 32% - 33% effective tax rate

REVENUE AND EXPENSE PROJECTIONS

Strength: Shareholder Value Creation

The value of NYCB's shares has appreciated 1,952% since 11/23/93.



(dollars in millions, except share data)
Market capitalization
Price per share (adjusted for 7 splits)
Annual yield produced by $1.12 per share dividend on shares purchased at this date
$105
$175
$249
$362
$604
$632
$570
$1,087
$2,329
$3,052
$3,549
$1.65
$2.61
$3.91
$6.24
$12.00
$13.22
$12.06
$16.33
$22.87
$28.88
$33.85
11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
4/22/03
67.88%
42.91%
28.64%
17.95%
9.33%
8.47%
9.29%
6.86%
4.90%
3.88%
3.31%

Appendix

Reconciliation of GAAP, cash, and core profitability measures.

1. As calculated in accordance with GAAP, the Company's 2000 and 2001 diluted earnings per share were $0.56 and $1.34, respectively. The 2000 amount reflected a gain of $13.5 million recorded in other operating income and a charge of $24.8 million recorded in operating expenses, resulting in a net charge of $11.4 million, or $0.26 per diluted share. The 2001 amount included a gain of $39.6 million recorded in other operating income and charges of $23.5 million and $3.0 million, respectively, recorded in operating expenses and income tax expense, resulting in an after-tax net charge of $836,000, or $0.01 per diluted share.

2. The Company calculated its diluted cash earnings per share for 2002 by adding back to the year's net income non-cash items totaling $30.5 million. The Company calculated its diluted cash earnings per share for 1Q 2003 by adding back to the quarter's net income non-cash items totaling $4.9 million. Please see the table on page 29 for a reconciliation of the Company's diluted GAAP and cash earnings per share for the respective periods.

3. As calculated in accordance with GAAP, the Company's 2000 and 2001 ROA were 1.06% and 1.63%, respectively. The Company's 2000 and 2001 core ROA excluded from net income the respective items identified in footnote 1, above.

4. As calculated in accordance with GAAP, the Company's 2000 and 2001 ROE were 13.24% and 18.16%, respectively. The Company's 2000 and 2001 core ROE excluded from net income the respective items identified in footnote 1, above.

5. As calculated in accordance with GAAP, the Company's 2000 and 2001 efficiency ratio were 52.08% and 38.04%, respectively. The Company's 2000 core efficiency ratio excluded a gain of $13.5 million on the sale of a Bank-owned property from other operating income and a merger-related charge of $24.8 million from operating expenses. Its 2001 core efficiency ratio excluded a gain of $39.6 million on the sale of certain assets from other operating income and a merger-related charge of $23.5 million from operating expenses.

6. Please see the table on page 29 for a reconciliation of the Company's diluted GAAP and diluted cash earnings per share for the years ended December 31, 1998, 1999, 2000, 2001, and 2002.

Appendix

Cash Earnings Reconciliation

(in thousands, except per share data)	For the Years Ended December 31, 2002	2001	2000	1999	1998
Net income	$229,230	$104,467	$24,477	$31,664	$26,944
Add back:					
Amortization and appreciation of stock-related benefit plans	5,902	22,775	24,795	2,559	6,724
Associated tax benefits	15,860	11,000	5,953	7,269	8,071
Dividends on unallocated ESOP shares	2,718	2,302	2,776	2,857	2,019
Amortization of core deposit intangible and goodwill	6,000	8,428	494	--	--
Total additional contributions to tangible stockholder's equity	30,480	44,505	34,018	12,685	16,814
Cash earnings	$259,710	$148,972	$58,495	$44,349	$43,758
Basic cash earnings per share	$2.55	$1.94	$1.38	$1.06	$1.02
Diluted cash earnings per share	2.52	1.91	1.33	1.04	0.96

(in thousands, except per share data)	For the Three Months Ended March 31, 2003	2002
Net income	$67,368	$46,321
Add back:		
Amortization and appreciation of stock-related benefit plans	1,711	1,429
Associated tax benefits	807	14,727
Dividends on unallocated ESOP shares	901	530
Amortization of core deposit intangible	1,500	1,500
Total additional contributions to tangible stockholder's equity	4,919	18,186
Cash earnings	$72,287	$64,507
Basic cash earnings per share	$0.71	$0.65
Diluted cash earnings per share	0.70	0.65

For more information:

The Company trades on the NYSE under the symbol "NYB".

- Log onto our web site: www.myNYCB.com
- E-mail requests to: iangarola@myNYCB.com
- Call Investor Relations at: (516) 683-4420
- Write to: New York Community Bancorp, Inc.
  615 Merrick Avenue
  Westbury, NY 11590

4/22/03